AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL-R
                                  EQUIBUILDER
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                         SUPPLEMENT DATED MARCH 12, 2021
                      TO POLICY PROSPECTUS, AS SUPPLEMENTED

     The purpose of this supplement is to notify Policy owners that the proposed reorganization of the Portfolios of the EQ Premier VIP Trust ("Trust") in which each of the Acquired Portfolios ("Acquired Portfolio") were to be reorganized into newly created, identical portfolios ("Acquiring Portfolio") of the EQ Advisors Trust ("EQAT") as indicated below, with the Acquiring Portfolio as the surviving Fund (such combinations referred to hereinafter as the "Reorganization") has been postponed indefinitely:


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

Acquired Portfolio            Acquiring Portfolio    Original Closing Date -
                                                     Postponed Indefinitely

EQ/Core Plus Bond             EQ/Core Plus Bond      Monday, April 12, 2021
Portfolio - Class A           Portfolio - Class IA

EQ/Moderate Allocation        EQ/Moderate            Friday, April 30, 2021
Portfolio - Class A           Allocation Portfolio
                              - Class IA
-----------------------------------------------------------------------------


     American General Life Insurance Company received notification that the Board of Trustees of the Trust approved the Reorganizations. The
Reorganizations have, however, been postponed indefinitely.

     Any instructions previously given with regard to the Acquired Portfolio investment divisions in connection with the Reorganization are cancelled and will no longer proceed as previously described.

     If you have any questions, please contact our VUL Administrative Center at 1-800-340-2765.